UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011

SPARTON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Martingale Road Suite 2050 Schaumburg, Illinois		60173-2213
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 772-7866

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of May 3, 2011, the Company’s Board of Directors approved changes to the Amended and Restated Code of Regulations of the Company in order to (1) provide that the Board of Directors shall be composed of no fewer than seven persons and make related changes; (2) clarify that directors may be removed from office in accordance with Ohio law; and (3) clarify that the Board of Directors may, but is not required to, fill a vacancy on the Board, as set forth under Ohio law.

Previously the Code provided that there would be a minimum of 9 members on the Board of Directors.

The Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This document will also be available on the Company’s website at www.sparton.com.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 99.1	Amendment to Amended and Restated Code of Regulations of Sparton Corporation as approved by the Board of Directors on May 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION

Dated: May 9, 2011	By:	/s/ Cary B. Wood
Cary B. Wood, President and Chief Executive Officer

Index to Exhibits

Item	9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Amendment to Amended and Restated Code of Regulations of Sparton Corporation as approved by the Board of Directors on May 3, 2011.